UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 20, 2007

China Agro Sciences Corp.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	O-49687 (Commission File Number)	33-0961490 (I.R.S. Employer Identification No.)

101 Xinanyao Street, Jinzhou District Dalian, Liaoning Province PRC 116100 (Address of principal executive offices) (zip code)

(212) 232-0120 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Our management has determined that we need to amend our Annual Report on Form 10-K for the year ended September 30, 2006, including restating our financial statements.  This Annual Report was originally filed with the Commission on Form 10-K on January 16, 2007, as a First Amended Annual Report on Form 10-K/A on January 24, 2007, and as a Second Amended Report on Form 10-K/A on January 15, 2008.  The purpose of this amended Annual Report is to make corrections to the Annual Report, primarily to the Items entitled Description of Business, Risk Factors, Management’s Discussion and Analysis and the Financial Statements.

The revisions to our financial statements primarily relate to our accounting for a government grant, our disclosure related to a long term debt obligation, the reduction in the accrual for equipment leased from an related company, our disclosure related to Item 302 of Regulation S-K, and regarding the failure to include Schedule I financial statements in accordance with Rule 5-04(c) of Regulation S-X.  The grant was originally accounted for as a “reduction in operating expenses.”  The restated financial statements will reflect: (i) the reclassification of the government grant as a reduction of fixed assets of $349,888 for the portion of the government grant that was originally accounted for as income and the related reduction in depreciation expense of $34,989, and (ii) the fact that after further review of the grant documents, it was determined that $323,363 of the government grant that was originally accounted for as income was due to be repaid and, accordingly, will be reclassified to long-term debt.  Regarding the reduction in the accrual for leased equipment, we originally accrued $694,136 for the equipment lease, but are now reducing this accrual by $350,000 to $344,136, due to the fact the lease accrual was originally recorded as if the lease was for a year, when in fact the lease was only for a few months.  The restated financial statements will also include Item 302 of Regulation S-K disclosure and Schedule I financial statements in accordance with Rule 5-04(c) of Regulation S-X.  Therefore, we will be filing a Third Amended Annual Report on Form 10-K/A for the year ended September 30, 2006, to make the necessary changes.

Our authorized officers have discussed the matters disclosed in this filing with our independent registered public accounting firm.  We anticipate that restated financial statements for the effected period will be filed with the Securities and Exchange Commission in the near future.

When we complete our restated financial statements we will file an Amended Form 8-K/A amending this Form 8-K and attaching those financial statements, in tabular format, with the original reported amounts, the adjustments made, and the current restated amounts for each of the affected categories as they will be reported in our restated consolidated financial statements filed with our Third Amended Annual Report on Form 10-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2008	China Agro Sciences Corp.,
a Florida corporation

/s/ Zhengquan Wang
By: Zhengquan Wang
Its: Chief Executive Officer